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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                              --------------------
                                    FORM 8-K
                              --------------------


                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 19, 2003





                          EXTENDED SYSTEMS INCORPORATED
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            DELAWARE                000-23597                   82-0399670
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION               (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    FILE NUMBER)           IDENTIFICATION NUMBER)





                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




                                 (208) 322-7575
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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
ITEM 5.  OTHER EVENTS.

         On August 19, 2003, Extended Systems Incorporated, a Delaware corporation, issued a press release announcing that the company has named Charles Jepson Chief Executive Officer and President of the company and that former Chief Executive Officer and President Steven D. Simpson has resigned. The company also announced the appointment of two new independent members to its Board of Directors, Jim Bean and Jody B. Olson. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.









ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               Exhibit 99.1 Extended Systems Incorporated Press Release issued August 19, 2003.













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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 20, 2003                        EXTENDED SYSTEMS INCORPORATED


                                             By: /s/ Karla K. Rosa
                                                 ----------------------------
                                                 Karla K. Rosa
                                                 Vice President of Finance
                                                 and Chief Financial Officer
















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
                                  EXHIBIT INDEX

Exhibit
Number
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 99.1       Extended Systems Incorporated Press Release issued August 19, 2003.






















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